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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

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Commission file number 1-7436

HSBC USA INC.
(Exact name of registrant as specified in its charter)

Maryland _____________________________________ (State of incorporation)	13-2764867 ______________________________________________ (IRS Employer Identification Number)
452 Fifth Avenue New York, New York ______________________________________________ (Address of principal executive offices)	10018 _____________________ (Zip Code)

Registrant's telephone number, including area code (212) 525-5000

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendment to Company’s Code of Ethics or Waiver of a Provision of the Code of Ethics.
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On May 25, 2011, the registrant’s Board of Directors approved certain amendments to the registrant’s Code of Ethics for Senior Financial Officers, which included a change to quarterly certification of compliance with the requirements of the Code of Ethics and other non-substantive changes.

A copy of the registrant's Code of Ethics for Senior Financial Officers, as amended, is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description

	14.1	Registrant’s Code of Ethics for Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC. (Registrant)
By: /s/ Mick Forde Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated:  May 31, 2011

Exhibit Index

Exhibit No.	Description

14.1	Registrant’s Code of Ethics for Senior Financial Officers